Exhibit 10.5
EXECUTION VERSION
OMNIBUS AMENDMENT AGREEMENT
     THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment”), dated as of September 15, 2004, is entered into by and among:
     (1)     ELECTRONIC ARTS REDWOOD, LLC, a Delaware limited liability company (as successor in interest pursuant to this Amendment to Electronic Arts Redwood, Inc., a Delaware corporation, the “Lessee”);
     (2)     ELECTRONIC ARTS, INC., a Delaware corporation (the “Guarantor”);
     (3)     SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, as the successor in interest to Flatirons Funding, Limited Partnership (the “Lessor”);
     (4)     VICTORY RECEIVABLES CORPORATION, a Delaware corporation, (the “Note Purchaser”);
     (5)     THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as the agent for the Note Purchaser and the administrative agent for the Liquidity Banks (in such capacities, together with its permitted successors and assigns, the “Conduit Agent”);
     (6)     Each of the financial institutions denoted as “Liquidity Banks” which are parties to the Participation Agreement (referred to in Recital A below) and the related Documentation (such financial institutions to be referred to collectively as the “Liquidity Banks”); and
     (7)     KEYBANK NATIONAL ASSOCIATION, as the agent for the Lessor, the Note Purchaser, the Conduit Agent and the Liquidity Banks (in such capacity, the “Agent”).
RECITALS
     A.     The Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks and the Agent are parties to that certain Participation Agreement dated as of December 6, 2000 (as amended, the “Participation Agreement”).
     B.     In connection with the Participation Agreement, one or more of the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks and the Agent entered into (i) that certain Note Purchase Agreement dated as of December 6, 2000 (the “Note Purchase Agreement”), (ii) that certain Liquidity Agreement dated as of December 6, 2000 (the “Liquidity Agreement”), (iii) that certain Asset Purchase Agreement dated as of December 6, 2000 (the “Asset Purchase Agreement”), (iv) that certain Master Lease and Deed of Trust dated as of December 6, 2000 (the “Lease Agreement”), (v) that certain Guaranty dated as of December 6, 2000 (the “Guaranty”), (vi) that certain Environmental Indemnity Agreement dated as of December 6, 2000 (the “Environmental Indemnity”), (vii) that certain Precautionary Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of December 6, 2000 (the “Precautionary Deed of Trust”), (viii) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filings dated as of December 6, 2000 (the “Deed of Trust”), and (ix) various other documents executed by the parties in connection with the Participation Agreement (the Note Purchase Agreement, the Liquidity Agreement, the Asset Purchase Agreement, the Lease Agreement, the Guaranty, the Environmental Indemnity Agreement, the Precautionary Deed of Trust, the Deed of Trust and such other documents, each as may have been amended through the date hereof are collectively referred to herein as the “Operative Documents”).
     C.     The Lessee has recently informed the Agent and the other Lessor Parties that it intends to change its name and status from “Electronic Arts Redwood, Inc., a Delaware corporation” to “Electronic Arts Redwood, LLC, a Delaware limited liability company”.
     D.     In order to effectuate such name and status change, the parties hereto now wish to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks and the Agent hereby agree as follows:
     1.     Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Appendix A of the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.
     2.     Amendment to Participation Agreement and Operative Documents. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the parties hereto acknowledge and agree as follows:
     (a)     All references in the Participation Agreement and the Operative Documents to “Electronic Arts Redwood, Inc., a Delaware corporation” are hereby deemed to be changed to be references instead to “Electronic Arts Redwood, LLC, a Delaware limited liability company”; and all representations, warranties, covenants and other agreements applicable to the Lessee as a corporation set forth in the Participation Agreement and the Operative Documents shall be deemed to be changed to representations, warranties, covenants and other agreements applicable to the Lessee as a limited liability company.

     (b)     The definitions of the terms “Maximum Lessor Risk Payment” and “Maximum Recourse Amount” set forth in Appendix A to the Participation Agreement are hereby amended to read in their entirety as follows:
          “Maximum Lessor Risk Payment” means, at any time, an amount equal to 8.62% of the Aggregate Commitment Amount at such time.
          “Maximum Recourse Amount” means, at any time, an amount equal to 91.38% of the Aggregate Commitment Amount at such time.
     3.     Representations and Warranties. The Lessee hereby represents and warrants to the Lessor Parties that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date:
     (a)     The representations and warranties of the Guarantor and the Lessee set forth in the Participation Agreement and in the other Operative Documents as amended by this Amendment are true and correct in all material respects (except for representations and warranties expressly made as of a specific date, which shall be true as of such date);
     (b)     No Lease Default or Lease Event of Default has occurred and is continuing, or would result from the change in the Lessee’s name or status; and
     (c)     All of the Operative Documents are in full force and effect.
(Without limiting the scope of the term “Operative Documents,” the Lessee and the Guarantor each expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)
     4.     Effective Date. The amendment effected by Paragraph 2 above shall become effective as of September 15, 2004 (the “Effective Date”), subject to receipt by the Note Purchaser, the Liquidity Banks, the Conduit Agent and the Agent of the following, each in form and substance reasonably satisfactory to the Note Purchaser, the Liquidity Banks, the Conduit Agent and the Agent:
     (a)     This Amendment duly executed by the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, each of the Liquidity Banks, and the Agent;
     (b)     A letter in the form attached hereto as Exhibit A, dated the Effective Date and duly executed by the Guarantor;
     (c)     Evidence satisfactory to the Agent that the Lessee has changed its name and status from “Electronic Arts Redwood, Inc., a Delaware corporation” to “Electronic Arts Redwood, LLC, a Delaware limited liability company”, together with (i) copies of the organizational documents of Electronic Arts Redwood, LLC (such as its operating agreement or similar document), certified by the Secretary of Electronic Arts Redwood, LLC, and (ii) certificates of good standing from Delaware and California indicating that

Electronic Arts Redwood, LLC is qualified to do business and in good standing in such jurisdictions;
     (d)     To the extent invoiced, payment by Lessee of all fees and expenses of the Conduit Agent’s and the Agent’s counsels; and
     (e)     Such other evidence as the Note Purchaser, the Conduit Agent, any of the Liquidity Banks and the Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.
With respect to the condition precedent set forth in clause (c) above, the Agent will promptly notify the Lessee once this condition has been satisfied.
     5.     Effect of this Amendment. On and after the Effective Date, each reference in the Participation Agreement and the Operative Documents shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the Operative Documents shall each remain in full force and effect and each is hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lessor Parties, nor constitute a waiver of any provision of the Participation Agreement, the Operative Documents or any other document, instrument or agreement constituting executed in connection therewith.
6.     Miscellaneous.
     (a)     Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.
     (b)     Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.
     (c)     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.
[signature page follows]

     IN WITNESS WHEREOF, the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks and the Agent have caused this Amendment to be executed as of the day and year first above written.

ELECTRONIC ARTS REDWOOD, LLC, as the Lessee
By:
Name:
Title:

ELECTRONIC ARTS, INC., as the Guarantor
By:
	Name:	Glen Kohl
	Title:	Senior Vice President

SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, as the Lessor
By:
	Name:	Donald C. Davis
	Title:	Vice President

VICTORY RECEIVABLES CORPORATION, as the Note Purchaser
By:
	Name:	Rosa Oliveri
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as the Agent
By:
	Name:	Thomas A. Crandell
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as the Conduit Agent
By:
	Name:	Aditya Reddy
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Liquidity Bank
By:
	Name:	Thomas A. Crandell
	Title:	Senior Vice President

BNP PARIBAS, as a Liquidity Bank
By:
Name:
Title:

BARCLAYS BANK, as a Liquidity Bank
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Liquidity Bank
By:
Name:
Title:

EXHIBIT A
GUARANTOR CONSENT LETTER
As of September 15, 2004

TO:	Selco Service Corporation, an Ohio corporation doing business in California as Ohio Selco Service Corporation, Victory Receivables Corporation, a Delaware corporation, The Bank of Tokyo-Mitsubushi, Ltd., New York Branch, the various Liquidity Banks which are parties to the Participation Agreement (defined below) and KeyBank National Association, as Agent (collectively, the “Beneficiaries”)
          1.     Reference is made to the following:
     (a)     The Participation Agreement dated as of December 6, 2000, by and among Electronic Arts Redwood, LLC, a Delaware limited liability company (formerly known as Electronic Arts Redwood, Inc., a Delaware corporation) (the “Lessee”), the undersigned (the “Guarantor”) and the Beneficiaries;
     (b)     The Guaranty dated as of December 6, 2000 (the “Guaranty”) executed by the undersigned (“Guarantor”) in favor of the Beneficiaries; and
     (c)     The Omnibus Amendment Agreement dated as of September 15, 2004 (the “Omnibus Amendment”) by and among the Lessee, the Guarantor, and the Beneficiaries.
          2.     Guarantor hereby consents to the Omnibus Amendment. Guarantor expressly agrees that such amendments and documents shall in no way affect or alter the rights, duties, or obligations of Guarantor under the Guaranty.
          3.     From and after the date hereof, the term “Participation Agreement” and each of the other Operative Documents as used in the Guaranty shall mean the Participation Agreement or the other Operative Document, respectively, as amended by the Omnibus Amendment.
          4.     Guarantor’s consent to the Omnibus Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of Guarantor in connection with any future amendment of the Participation Agreement or any other Operative Document.

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     IN WITNESS WHEREOF, Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

ELECTRONIC ARTS, INC., a Delaware corporation
By:
	Name:	Glen Kohl
	Title:	Senior Vice President

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